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                       SECURITIES AND EXCHANGE COMMISSION

                               Washington DC 20549

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                                  Amendment on

                                   FORM 8-K(A)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                              SECURITIES EXCHANGE ACT OF 1934

              Date of report (Date of earliest event reported) April 21, 2000

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                                     UNILAB CORPORATION
                   (Exact name of registrant as specified in its charter)

                                          Delaware
                       (State or other jurisdiction of incorporation)

               0-22758                                 95-4415490
      (Commission File Number)           (I.R.S. Employer Identification Number)

                     18448 Oxnard Street, Tarzana, CA 91356

                          (Address of principal executive offices)

             Registrant's telephone number, including area code: (818) 996-7300


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Introductory Note:

This Amendment on Form 8-K(A) amends the current Report on Form 8-K filed by Unilab on April 21, 2000 (the "Form 8-K") regarding Unilab's changes in certifying accountant.

Item 4.     Changes in Registrant's Certifying Accountant

      Attached as exhibit 16.1 is a letter from Arthur Andersen LLP addressed to the Securities and Exchange Commission stating whether it agrees with the statements previously filed in Form 8-K on April 21, 2000.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits

            16.1 Letter from Arthur Andersen LLP regarding agreement with referenced statements.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNILAB CORPORATION



Date: May 11, 2000  By:   /s/ Brian D. Urban
                    Name:     Brian D. Urban

                            Executive Vice President, Chief Financial Officer and Treasurer